                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:   June 25, 2001
                                          -------------
                       (Date of earliest event reported)


                              Cheap Tickets, Inc.
                              -------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                 000-25279                   99-0338363
----------------------------     ------------            -------------------
(State or other jurisdiction     (Commission               (I.R.S. employer
     of incorporation)           file number)            identification no.)

                1440 Kapiolani Boulevard, Honolulu, Hawaii 96814
                ------------------------------------------------
          (Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code     (808) 945-7439
                                                       --------------

Item 5.  Other Events and Regulation FD Disclosure.
---------------------------------------------------

     The Registrant issued a press release on June 25, 2001 reporting preliminary results for the second quarter ending, June 30, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)  Exhibits.

Exhibit 99.1.  Press Release dated June 25, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHEAP TICKETS, INC.


                                   By:  /s/ Samuel D. Horgan
                                        -----------------------------
                                        Samuel D. Horgan
                                        Vice President of Finance and
                                        Chief Financial Officer


Date:  June 26, 2001